UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

_________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report: February 28, 2008

(Date of earliest event reported)

SKY PETROLEUM, INC.

(Exact Name of Registrant as Specified in Charter)

Nevada

(State or Other Jurisdiction of Incorporation)

333-99455 (Commission File Number)	32-0027992 (IRS Employer Identification No.)

401 CONGRESS AVENUE, SUITE 1540, AUSTIN, TEXAS, 78701

(Address of Principal Executive Offices and Zip Code)

Registrant’s telephone number, including area code:   (512) 687-3427

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement

On February 28, 2008, Sky Petroleum (the “Company”) entered into a new Consulting Agreement with ESG Dubai, effective February 1, 2008. Under the Consulting Agreement, ESG will receive a retainer of $5,000 per month in return for ESG providing the Company with 2 man-days per month of consulting services ($2,500 per day). Pursuant to the Consulting Agreement, ESG is providing technical or commercial advice and assistance at the request and direction of the Company. Additional days are charged at the normal ESG Dubai fee structure.

ESG is considered to be an affiliate of the Company because Ian Baron, a director of the Company, is an owner of ESG.

Item 9.01. Exhibits

99.1	Consulting Agreement, dated February 28, 2008, between the Company and ESG Dubai

SIGNATURES

In accordance with the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SKY PETROLEUM, INC. (Registrant)

Dated: March 4, 2008	By: /s/ Michael D. Noonan Michael D. Noonan VP Corporate